UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2016

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2016, MKS Instruments, Inc., a Massachusetts corporation (the "Company"), entered into Amendment No. 1 (the "Repricing Amendment") to the Term Loan Credit Agreement, dated as of April 29, 2016, by and among the Company, the lenders party thereto (the "Lenders"), and Barclays Bank PLC, as administrative agent and collateral agent for the lenders (as amended from time to time, including by the Repricing Amendment, the "Credit Agreement"). The Repricing Amendment decreased the applicable margin for the Company’s term loan under the Credit Agreement to 3.50% for LIBOR borrowings and 2.50% for base rate borrowings and extended the period during which a prepayment premium may be required for a "Repricing Transaction" (as defined in the Credit Agreement) until six months after the effective date of the Repricing Amendment. In connection with the execution of the Repricing Amendment, the Company paid a prepayment premium of 1.00%, or $7,300,000, as well as certain fees and expenses of the administrative agent and Lenders, in accordance with the terms of the Credit Agreement. Immediately prior to the effectiveness of the Repricing Amendment, the Company prepaid $50,000,000 of principal under the Credit Agreement, reducing the outstanding principal under the Credit Agreement from $780,000,000 to $730,000,000.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 9, 2016, the Company issued a press release announcing the execution of the Repricing Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

June 9, 2016	By:	/s/ Seth H. Bagshaw

Name: Seth H. Bagshaw
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Term Loan Credit Agreement, dated as of June 9, 2016, among the Company, the other loan parties party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and each participating lender party thereto.
99.1	Press Release issued by the Company on June 9, 2016.